Filed pursuant to Rule 497(a)

File No. 333-187207

Rule 482ad

Full Circle Capital Corporation Announces Public Offering of Common Stock

RYE BROOK, NY -- 1/13/2014 – Full Circle Capital Corporation (NASDAQ: FULL) ("Full Circle") today announced that it has commenced a public offering of 1,600,000 shares of its common stock. The public offering price of the common stock is to be determined by negotiations between Full Circle and the underwriters. Full Circle also plans to grant the underwriters a 30-day option to purchase up to 240,000 additional shares of common stock on the same terms and conditions to cover over-allotments, if any.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS), is acting as the lead bookrunning manager and representative of the several underwriters for the offering. Santander Investment Securities Inc. is acting as bookrunning manager for the offering.

Full Circle intends to use the net proceeds from this offering to repay debt outstanding under its credit facility, make investments in new portfolio companies in accordance with its investment objective and strategies described in the prospectus supplement and accompanying prospectus and for general corporate purposes.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

This offering is being made pursuant to Full Circle’s shelf registration statement relating to such securities on file with and declared effective by the Securities and Exchange Commission. This offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from Ladenburg Thalmann & Co. Inc., Attn: Syndicate Department, 58 South Service Road, Suite 160, Melville, NY 11747, or by emailing syndicate@ladenburg.com (telephone number 1-800-573-2541). Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Full Circle before investing. The prospectus supplement and accompanying prospectus contain a description of these matters and other important information about Full Circle and should be read carefully before investing.

About Full Circle Capital

Full Circle Capital Corporation (Nasdaq: FULL) is a Rye Brook, New York based closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Full Circle lends to and invests in senior secured loans and, to a lesser extent, mezzanine loans and equity securities issued by smaller and lower middle-market companies that operate in a diverse range of industries. Full Circle’s investment objective is to generate both current income and capital appreciation through debt and equity investments.

Forward-Looking Statements

This press release contains forward-looking statements which relate to future events or Full Circle Capital's future performance or financial condition, including statements with regard to the anticipated use of the net proceeds of this offering. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in Full Circle’s filings with the Securities and Exchange Commission. Full Circle undertakes no obligation to update such statements to reflect subsequent events.

Company Contact:	Investor Relations Contacts:
John E. Stuart, Co-CEO	Stephanie Prince/Jody Burfening
Full Circle Capital Corporation	Lippert/Heilshorn & Associates
914-220-6300	212-838-3777
Jstuart@fccapital.com	sprince@lhai.com